Fees Summary	Aug. 07, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 26,550,000.00
Previously Paid Amount	3,199.79
Total Fee Amount	4,064.80
Total Offset Amount	0.00
Net Fee	$ 865.01